UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Information Required in Proxy Statement

Schedule 14a Information

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

IMAC Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

IMAC HOLDINGS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
July 6, 2022

To our Stockholders:

The annual meeting of stockholders (the “Annual Meeting”) of IMAC Holdings, Inc. (“IMAC” or the “Company”) will be held on Wednesday, July 6, 2022, at our offices located at 1605 Westgate Circle, Brentwood, Tennessee 37027, at 11:00 a.m., local time. At the Annual Meeting, you will be asked to consider and vote on:

1.	the election of five directors to the board of directors of the Company to serve for one year;
2.	the amendment to the Company’s certificate of incorporation to increase the number of authorized shares of common stock to 60,000,000 shares from 30,000,000 shares;
3.	the amendment of the Company’s 2018 Incentive Compensation Plan increasing the number of shares of common stock reserved for issuance thereunder by 1,000,000 shares;
4.	the ratification of the appointment of Cherry Bekaert LLP as auditors of the Company for 2022; and
5.	the approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers.

Action will also be taken on any other matters that properly come before the Annual Meeting. If you are a stockholder of record at the close of business on May 10, 2022, you are entitled to vote at the meeting or at any adjournment or postponement of the meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS IN THE PROXY STATEMENT AND “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JULY 6, 2022, AT 11:00 A.M., LOCAL TIME.

As permitted by the “Notice and Access” rules of the Securities and Exchange Commission (the “SEC”), the Notice of Annual Stockholder Meeting, our Proxy Statement, a form of the proxy card and our Annual Report on Form 10-K for the year ended December 31, 2021 (the “Annual Report”) are available online at https://ir.imacregeneration.com.

This Proxy Statement and the accompanying form of proxy are dated May 16, 2022. On or about May 16, 2022, we commenced mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) that contains instructions on how stockholders may access and review all of the proxy materials and how to vote. Also, on or about May 16, 2022, we began mailing printed copies of the proxy materials to stockholders that previously requested printed copies. If you received a Notice of Internet Availability by mail, you will not receive a printed copy of the proxy materials in the mail unless you request a copy. If you received a Notice of Internet Availability by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability.

All stockholders of the Company are cordially invited to attend the Annual Meeting in person. To assure your representation at the Annual Meeting, however, you are urged to mark, sign and return the proxy as promptly as possible. If you later desire to revoke your proxy for any reason, you may do so in the manner provided in the accompanying Proxy Statement. Your shares of the Company’s common stock will be voted in accordance with the instructions you give in your proxy. You will find more instructions on how to vote in the accompanying Proxy Statement and the Notice of Internet Availability.

You may submit a proxy for your shares by mail, fax, email or via the internet no later than 7:00 p.m., Eastern time, on July 5, 2022 (as directed on the proxy card). If you choose to submit your proxy card by mail, the Company has enclosed an envelope for your use, which is prepaid if mailed in the United States. If you attend the Annual Meeting and your shares are registered in your name, you may also vote in person at the Annual Meeting until voting is closed. If your shares are held through a bank, broker or other nominee, because you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy in your name from your broker, bank or other nominee.

Accompanying this Notice of Annual Meeting to the Company’s stockholders are (a) the Proxy Statement, and (b) a form of proxy (or a voting instruction form if you hold shares of common stock through a broker or other intermediary).

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

The enclosed materials require the Company’s stockholders to make important decisions with respect to the Company. Please read carefully the accompanying Proxy Statement, as these documents contain detailed information relating to, among other things, the dissolution of the Company. If you are in doubt as to how to make these decisions, please consult your financial, legal or other professional advisors.

NEITHER THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED ANY OF THE MATTERS TO BE ACTED UPON AT THE ANNUAL MEETING, PASSED UPON THE MERITS OR FAIRNESS OF SUCH MATTERS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

If you have any questions, or need assistance in voting your shares, please contact our transfer agent, which is assisting us in the solicitation of proxies:

EQUITY STOCK TRANSFER

237 West 37th Street, Suite 602

New York, NY 10018

Tel: (212) 575-5757

Fax: (646) 201-9006

Attention: Shareholder Services

By Order of the Board of Directors,

Jeffrey S. Ervin
Chairman of the Board and Chief Executive Officer
Brentwood, Tennessee
May 16, 2022

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders
to be Held on July 6, 2022:

This Notice of Annual Meeting of the Company’s Stockholders, the Proxy Statement for the Annual Meeting (along with related materials) and the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 are available on the Company’s website, available at https://ir.imacregeneration.com.

*	Special COVID-19 Note: IMAC Holdings, Inc. is monitoring the impact of the coronavirus pandemic (COVID-19). The health and well-being of our employees and stockholders is paramount. If public health conditions warrant, we may need to change the location of the Annual Meeting or switch to a virtual meeting format. Any such change will be announced via press release and the filing of additional proxy materials with the Securities and Exchange Commission.

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IMAC HOLDINGS, INC.

1605 Westgate Circle

Brentwood, Tennessee 37027

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
Wednesday, July 6, 2022

The annual meeting of stockholders (the “Annual Meeting”) of IMAC Holdings, Inc. (“IMAC,” the “Company,” “us,” “we” or “our”) will be held on Wednesday, July 6, 2022, at our offices located at 1605 Westgate Circle, Brentwood, Tennessee 37027, at 11:00 a.m., local time.

Our board of directors (the “Board of Directors”) is soliciting your proxy to vote your shares of common stock at the Annual Meeting or any adjournments of that meeting. This Proxy Statement, which was prepared by our management for the Board of Directors, contains information about the matters to be considered at the Annual Meeting or any adjournments or postponements of the Annual Meeting. All proxies will be voted in accordance with the instructions they contain. If you do not specify your voting instructions on the proxy you submit for the Annual Meeting, it will be voted in accordance with the recommendation of the Board of Directors. You may revoke your proxy at any time before it is exercised at the Annual Meeting by giving our Secretary written notice to that effect. This Proxy Statement and our annual report are first being sent to stockholders on or about May 16, 2022.

ABOUT THE MEETING

What is being considered at the annual Meeting?

You will be voting for:

1.	the election of five directors to the Board of Directors to serve for one year;
2.	the amendment to the Company’s certificate of incorporation to increase the number of authorized shares of common stock to 60,000,000 shares from 30,000,000 shares;
3.	the amendment of the Company’s 2018 Incentive Compensation Plan increasing the number of shares of common stock reserved for issuance thereunder by 1,000,000 shares;
4.	the ratification of the appointment of Cherry Bekaert LLP as auditors of the Company for 2022; and
5.	the approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers.

In addition, our management will report on our performance and respond to your questions.

The Board of Directors does not intend to present to the Annual Meeting any matters not referred to in this Proxy Statement. If any proposal not set forth in this Proxy Statement should be presented for action at the Annual Meeting and is a matter which should come before the Annual Meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them.

When and where is the Annual Meeting going to be held?

The Annual Meeting will be held on Wednesday, July 6, 2022, at our offices located at 1605 Westgate Circle, Brentwood, Tennessee 37027, at 11:00 a.m., local time.

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Why did I receive a Notice of Internet Availability of Proxy Materials instead of paper copies of the proxy materials?

We are using the SEC’s Notice and Access model (“Notice and Access”), which allows us to deliver proxy materials over the internet, as the primary means of furnishing proxy materials. We believe Notice and Access provides stockholders with a convenient method to access the proxy materials and vote, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On or about May 16, 2022, we began mailing to stockholders a Notice of Internet Availability containing instructions on how to access our proxy materials on the internet and how to vote online. The Notice of Internet Availability is not a proxy card and cannot be used to vote your shares. If you received a Notice of Internet Availability this year, you will not receive paper copies of the proxy materials unless you request the materials by following the instructions on the Notice of Internet Availability.

How many votes must be present to hold the Annual Meeting?

Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a proxy by mail. In order for us to conduct our meeting, a majority of our outstanding shares as of May 10, 2022, the record date, must be present at the meeting, in person or by proxy. This is referred to as a quorum. On May 10, 2022, we had 26,485,167 shares outstanding.

Who can vote at the Annual Meeting?

You may vote if you owned common stock as of the close of business on May 10, 2022. Each share of stock is entitled to one vote.

Who is being nominated for director?

The director candidates nominated for election at the Annual Meeting are Jeffrey S. Ervin, our Chief Executive Officer, Matthew C. Wallis, DC, our President, Maurice E. Evans, Michael D. Pruitt and Cary W. Sucoff.

What should I do if I receive more than one proxy card or other set of proxy materials from the Company?

If you hold your shares in multiple accounts or registrations, or in both registered and street name, you will receive a proxy card for each account. Please sign, date and return all proxy cards you receive from the Company. Only your latest dated proxy for each account will be voted. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Equity Stock Transfer, tel.: (212) 575-5757.

What is the difference between holding shares as a record holder and as a beneficial owner?

If your shares are registered in your name with the Company’s transfer agent, Equity Stock Transfer, you are the “record holder” of those shares. If you are a record holder, these proxy materials will be provided directly to you.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct such organization on how to vote your shares.

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How do I vote?

If you are a stockholder of record, you may:

1.	Vote by internet. You will find the Control number and the internet address in your Notice of Internet Availability.
2.	Vote by email. Mark, date, sign the Proxy Card and send to proxy@equitystock.com
3.	Vote by mail. Mark, date, sign and mail the Proxy Card to Equity Stock Transfer 237 W 37th St Suite 602 New York, NY 10018 Attn: Shareholder Services.
4.	Vote by fax. Mark, sign, and date the Proxy Card and promptly return it by fax to (646) 201-9006, Attention: Shareholder Services.
5.	Vote in person. Attend and vote at the Annual Meeting.

If you vote by internet, email or fax, please DO NOT mail your proxy card.

If you are a beneficial owner, you must follow the voting procedures of your nominee included with your proxy materials. If your shares are held by a nominee and you intend to vote at the Annual Meeting, please bring with you evidence of your ownership as of the record date (such as a letter from your nominee confirming your ownership or a bank or brokerage firm account statement) and a legal proxy from your nominee authorizing you to vote your shares.

The deadline for submitting a proxy by mail, fax, email or electronically via the internet is 7:00 p.m., Eastern time, on July 5, 2022.

Will my shares be voted if I do not provide my proxy?

Under applicable rules, if you do not give instructions to your brokerage firm, it will still be able to vote your shares with respect to certain “discretionary” items, but it will not be allowed to vote your shares with respect to certain “non-discretionary” items. As described under “What vote is required to approve each of the matters to be considered at the Annual Meeting?”, the ratification of Cherry Bekaert LLP as our independent registered public accounting firm and, we believe, the amendment to our certificate of incorporation to increase authorized shares of common stock, are considered to be discretionary items under applicable rules and your brokerage firm will be able to vote on those items even if it does not receive instructions from you, so long as it holds your shares in its name. The remaining items of business at the Annual Meeting are “non-discretionary” and if you do not instruct your broker how to vote with respect to such proposals, your broker may not vote with respect to these proposals and those votes will be counted as “broker non-votes.” “Broker non-votes” are shares that are held in “street name” by a bank or brokerage firm that indicates on its proxy that it does not have or did not exercise discretionary authority to vote on a particular matter. Please see “What vote is required to approve each of the matters to be considered at the Annual Meeting?” for information regarding the vote required to approve the matters being considered at the Annual Meeting and the treatment of broker non-votes.

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

If your shares are held in street name, and you attend the Annual Meeting in person, you must bring an account statement or letter from your bank or brokerage firm showing that you are the beneficial owner of the shares as of the May 10, 2022 record date in order to be admitted to the meeting on July 6, 2022. To be able to vote your shares held in street name at the Annual Meeting, you will need to obtain a proxy card from the holder of record.

Can I change my mind after I vote?

Yes. A proxy may be revoked at any time prior to the voting at the Annual Meeting by submitting a later dated proxy (including a proxy authorization submitted by fax or electronically via the internet prior to the deadline for submitting a proxy by fax or via the internet), by sending a properly signed written notice of such revocation to the Company’s Secretary in advance of the Annual Meeting or by attending the Annual Meeting and voting in person. If your shares are held through a bank, broker or other nominee, you may change your voting instructions by submitting a later dated voting instruction form to your broker, bank or other nominee or fiduciary, or if you obtained a legal proxy from your broker, bank nominee or fiduciary giving you the right to vote your shares, by attending the Annual Meeting and voting in person.

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What if I return my proxy card but do not include voting instructions?

Proxy cards that are signed and returned but do not include voting instructions will be voted “FOR” the election of the nominee directors recommended by the Board of Directors, “FOR” the amendment to the Company’s certificate of incorporation to increase the number of authorized shares of common stock, “FOR” the amendment to the Company’s 2018 Incentive Compensation Plan, “FOR” the ratification of the appointment of Cherry Bekaert LLP, “FOR” the approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers.

What does it mean if I receive more than one proxy?

If you receive more than one proxy, it means that you hold shares of common stock that are registered in more than one account. For example, if you own your shares in various registered forms, such as jointly with your spouse, as trustee of a trust or as custodian for a minor, you will receive, and you will need to sign and return, a separate proxy card for those shares because they are held in a different form of record ownership. Therefore, to ensure that all of your shares are voted, you will need to sign and return each proxy card you receive by mail.

Who can attend the Annual Meeting?

Only stockholders of record as of the close of business on May 10, 2022, or their duly appointed proxies, may attend the Annual Meeting. Stockholders will be asked to present a valid government-issued picture identification, such as a driver’s license or passport. If you hold your shares through an account with a bank, broker or other nominee, you must obtain a valid proxy in your name from your bank, broker or other nominee and bring that proxy to the Annual Meeting, together with a valid government-issued picture identification and a copy of evidence from your bank, broker or other nominee (including a bank or brokerage statement) reflecting your common stock ownership as of May 10, 2022, the record date for the Annual Meeting. Cameras and video recording devices will not be permitted at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose germane to the Annual Meeting beginning ten days prior to the Annual Meeting during ordinary business hours at 1605 Westgate Circle, Brentwood, Tennessee 37027, the Company’s principal place of business, and ending on the day prior to the Annual Meeting.

Do I need an admission ticket to attend the Annual Meeting?

Admission to the Annual Meeting will be by admission ticket only. If you are a stockholder of record and plan to attend the Annual Meeting, retain the top portion of your proxy card as your admission ticket and bring it and a valid government-issued picture identification with you so that you may gain admission to the meeting. If your shares are held through a bank, broker or other nominee, please contact your nominee and request that the nominee obtain an admission ticket for you or provide you with evidence of your share ownership, which will gain you admission to the Annual Meeting. Stockholders who do not obtain admission tickets in advance of the Annual Meeting may obtain them on the date of the Annual Meeting at the registration desk upon verifying their stock ownership as of the record date. All persons attending the Annual Meeting must present a valid government-issued picture identification along with their admission ticket or proof of beneficial ownership in order to gain admission to the Annual Meeting. Admission to the Annual Meeting will be expedited if admission tickets are obtained in advance. Admission tickets may be issued to others at the Company’s discretion.

What vote is required to approve each of the matters to be considered at the Annual Meeting?

Proposal 1: Election of Directors. In an uncontested election, directors of the Company are elected by the affirmative vote of the majority of the shares of stock present in person or represented by proxy at the Annual Meeting having a quorum and entitled to vote on the subject matter. The election at the Annual Meeting will be uncontested. You may vote either “FOR” or “AGAINST” any one or more of the nominees. Under a majority of the votes standard, the shares voted “FOR” a nominee must exceed the number of shares voted “AGAINST” that nominee. An abstention will have the same effect as a vote “AGAINST” a nominee. If you do not instruct your broker how to vote with respect to this item, your broker may not vote your shares with respect to the election of directors. Any shares not voted by a stockholder will be treated as broker non-votes, and broker non-votes will have no effect on the results of the election of directors.

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Proposal 2: Approval of Increase in Authorized Common Stock. To be approved, this proposal to approve the amendment to the Company’s certificate of incorporation to increase the number of authorized shares of common stock to 60,000,000 shares from 30,000,000 shares must receive an affirmative vote of a majority of the outstanding shares of common stock. Abstentions will have the same effect as a vote “AGAINST” this proposal. We believe that this proposal is a “routine” matter, and as such, brokers may vote on this proposal in their discretion if they do not receive voting instructions from the beneficial owner, and the failure to give your broker voting instructions would not prevent your shares from being voted in favor of this proposal. However, if the proposal is deemed to be “non-routine,” a broker non-vote will have the same effect as a vote against the proposal.

Proposal 3: Approval of Amendment to 2018 Incentive Compensation Plan. To be approved, this proposal to approve the amendment to the Company’s 2018 Incentive Compensation plan to increase the number of shares reserved for issuance thereunder by 1,000,000 shares must receive an affirmative vote from stockholders present in person or represented by proxy at the Annual Meeting representing a majority of the votes cast on the proposal. Abstentions will have the same effect as a vote “AGAINST” this proposal. If you do not instruct your broker how to vote with respect to this proposal, your broker may not vote your shares with respect to this proposal. Any shares not voted by a stockholder will be treated as broker non-votes, and broker non-votes will have no effect on the results with respect to this proposal.

Proposal 4: Ratification of Independent Registered Public Accounting Firm. To be approved, this proposal to ratify our selection of an independent registered public accounting firm must receive an affirmative vote from stockholders present in person or represented by proxy at the Annual Meeting representing a majority of the votes cast on the proposal. Abstentions will have the same effect as a vote “AGAINST” this proposal. For this proposal, brokerage firms have authority to vote shares of their customers that are held in “street name.” If a broker does not exercise this authority, it will result in a broker non-vote. Broker non-votes will have no effect on the outcome of this proposal.

Proposal 5: Approval of Executive Compensation. To be approved, this proposal to approve, on a non-binding, advisory basis, the compensation of our named executive officers must receive an affirmative vote from stockholders present in person or represented by proxy at the Annual Meeting representing a majority of the votes cast on the proposal. Abstentions will have the same effect as a vote “AGAINST” this proposal. If you do not instruct your broker how to vote with respect to this proposal, your broker may not vote your shares with respect to this proposal. Any shares not voted by a stockholder will be treated as broker non-votes, and broker non-votes will have no effect on the results with respect to this proposal

How will votes be counted?

Each share of common stock will be counted as one vote according to the instructions contained on a proper proxy card, whether submitted in person, by mail, fax, internet, on a ballot voted in person at the Annual Meeting, or in accordance with the instructions provided by your broker. With respect to all proposals, shares will not be voted in favor of the matter and will not be counted as voting on the matter, if they are broker non-votes. Assuming the presence of a quorum, abstentions and broker non-votes for a particular proposal will not be counted as votes cast to determine the outcome of a particular proposal.

Who will count the votes?

Representatives of Equity Stock Transfer, LLC, the transfer agent for our common stock, will tabulate the votes.

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Will my vote be kept confidential?

Yes, your vote will be kept confidential and we will not disclose your vote, unless (1) we are required to do so by law (including in connection with the pursuit or defense of a legal or administrative action or proceeding) or (2) there is a contested election for the Board of Directors.

How does the Board of Directors recommend that I vote on the proposals?

The Board of Directors recommends that you vote on the proxy card:

“FOR” the election of each of the five nominees, Jeffrey S. Ervin, Matthew C. Wallis, DC, Maurice E. Evans, Michael D. Pruitt and Cary W. Sucoff, each to serve for a term of one year (Proposal 1);

“FOR” the amendment to the Company’s certificate of incorporation to increase the number of authorized shares of common stock (Proposal 2);

“FOR” the amendment to the Company’s 2018 Incentive Compensation Plan to increase the number of shares of common stock reserved for issuance thereunder by 1,000,000 shares (Proposal 3);

“FOR” the ratification of the selection of Cherry Bekaert LLP as our independent registered public accounting firm for 2022 (Proposal 4); and

“FOR” the approval, on a non-binding, advisory basis, of the compensation of our named executive officers (Proposal 5).

Why is the executive compensation proposal (Proposal 5) being included among the items to be considered at the Annual Meeting?

We have included the executive compensation proposal (Proposal 5) among the items to be considered at the Annual Meeting in order to satisfy the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Where can I find the voting results?

We will report the voting results in a current report on Form 8-K within four business days after the conclusion of our Annual Meeting.

How and when may I submit a stockholder proposal, including a stockholder nomination for director, for the Company’s 2023 Annual Meeting?

If you are interested in submitting a proposal for inclusion in our proxy statement for the 2023 Annual Meeting, you need to follow the procedures outlined in Rule 14a-8 of the Exchange Act, or the Exchange Act. To be eligible for inclusion, we must receive your stockholder proposal for our proxy statement for the 2023 Annual Meeting of Stockholders at our principal corporate offices in Brentwood, Tennessee no later than January 6, 2023.

In addition, our bylaws require that we be given advance written notice for nominations for election to our Board of Directors and other matters that stockholders wish to present for action at an annual meeting other than those to be included in our proxy statement under Rule 14a-8. Pursuant to our bylaws, if notice of any stockholder proposal is received before March 8, 2023, or after April 7, 2022, then the notice will be considered untimely and we are not required to present such proposal at the 2023 Annual Meeting.

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The stockholder’s notice to the Secretary must set forth (1) as to each person whom the stockholder proposes to nominate for election as a director (a) his/her name, age, business address and residence address, (b) his/her principal occupation and employment, (c) the number of shares of common stock of IMAC which are owned beneficially or of record by him/her as well as, among other things, any derivative or synthetic instrument, convertible security, put, option, stock appreciation right or similar rights; (d) a description of any agreement, arrangement or understanding; and (e) any other information relating to the nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; (2) as to any other business that the stockholder proposes to bring before the 2023 annual meeting, (a) a brief description of the business desired to be brought before the 2023 annual meeting, (b) the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend our bylaws, the language of the proposed amendment), (c) the reasons for conducting such business at the 2023 annual meeting, and (d) any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (3) as to the stockholder giving the notice (a) his/her name and record address and (b) the number of shares of IMAC’s common stock that are owned beneficially or of record by him/her. The notice delivered by a stockholder must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. The stockholder must be a stockholder of record on the date on which he/she gives the notice described above and on the record date for the determination of stockholders entitled to vote at the 2023 annual meeting.

These requirements are separate from and in addition to the requirements of the SEC that a stockholder must meet in order to have a stockholder proposal included in our Proxy Statement.

Any proposals, nominations or notices should be sent to:

IMAC Holdings, Inc.

1605 Westgate Circle

Brentwood, Tennessee 37027

Attention: Corporate Secretary

In addition to the notice and information requirements contained in our By-laws, to comply with the universal proxy rules (when effective), stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than May 7, 2023 (the 60th day prior to the first anniversary of the annual meeting for the preceding year’s annual meeting).

What if I vote for some but not all of the proposals?

Shares of common stock represented by proxies received by the Company (whether received through the return of the proxy card, received by fax, email or via the internet) where the stockholder has provided voting instructions with respect to the proposals described in this Proxy Statement will be voted in accordance with the voting instructions so made. If your proxy card is properly executed and returned but does not contain voting instructions as to one or more of the proposals to be voted upon at the Annual Meeting, or if you give your proxy by fax or via the internet without indicating how you want to vote on each of the proposals to be voted upon at the Annual Meeting, your shares will be voted “FOR” the election of each of the director nominees and “FOR” each other proposal.

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If your shares are held through a bank, broker or other nominee, and you do not properly instruct your bank, broker or other nominee how to vote your shares, your bank, broker or other nominee will not have discretion to direct the voting of your shares at the Annual Meeting and the votes represented by your shares will constitute broker non-votes, except for the proposal to approve the auditor and, we believe, for the proposal to amend the certificate of incorporation. Banks, brokers and other nominees who hold shares of common stock for beneficial owners have the discretion to vote on routine matters, such as the proposals to approve the auditor and to amend the certificate of incorporation, when they have not received voting instructions from those beneficial owners at least ten days prior to the applicable meeting. On a non-routine matter, banks, brokers and other nominees do not have the discretion to direct the voting of the beneficial owners’ shares (as they do on a routine matter), and, if the beneficial owner has not provided voting instructions with respect to that matter, there will be a “broker non-vote” on the matter. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting, will be entirely excluded from the vote and will have no effect on the election of directors and will not be counted for purposes of determining the number of votes present in person or represented by proxy with respect to any of the other proposals. The Company urges you to provide instructions to your bank, broker or other nominee so that your votes may be counted for each proposal to be voted upon. You should provide voting instructions for your shares by following the instructions provided on the vote instruction form that you receive from your bank, broker or other nominee.

How can I access the proxy materials electronically?

Copies of the Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2021, as well as other materials filed by the Company with the SEC, are available without charge to stockholders on the Company’s corporate website at www.imacregeneration.com or upon written request to the Company at IMAC Holdings, Inc., 1605 Westgate Circle, Brentwood, Tennessee 37027. You can elect to receive future annual reports, proxy statements and other proxy materials electronically by marking the appropriate box on your proxy card or vote instruction form or by following the instructions provided if you submit a proxy by fax or via the internet.

What are the costs of soliciting these proxies and who will pay?

We will bear the costs of mailing the Proxy Statement and solicitation of proxies by Equity Stock Transfer, which we estimate to be approximately $6,000. In addition to solicitations by mail, our directors, officers and regular employees may solicit proxies by telephone, email and personal communication. No additional remuneration will be paid to any director, officer or employee of the Company for such solicitation. We will request brokers, custodians and fiduciaries to forward proxy soliciting material to the owners of shares of our common stock that they hold in their names. To the extent necessary in order to assure sufficient representation, our officers and regular employees may request the return of proxies personally, by telephone or email. The extent to which this will be necessary depends entirely upon how promptly proxies are received, and stockholders are urged to send in their proxies without delay.

Who can help answer my questions?

If you have any additional questions about the Annual Meeting, the election of directors, any other proposal, how to submit your proxy, or if you need additional copies of this Proxy Statement or the proxy card or voting instructions, you should contact the Company or Equity Stock Transfer:

●	IMAC Holdings, Inc., 1605 Westgate Circle, Brentwood, Tennessee 37027, or by phone at (844) 266-4622.

●	Equity Stock Transfer by phone at (212) 575-5757.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our Proxy Statement and annual report may have been sent to multiple stockholders in your household unless we have received contrary instructions from one or more stockholders. We will promptly deliver a separate copy of either document to you if you contact us at the following address or telephone number: IMAC Holdings, Inc., 1605 Westgate Circle, Brentwood, Tennessee 37027, tel.: (844) 266-4622. If you want to receive separate copies of the Proxy Statement or annual report in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address.

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PROPOSAL 1:

ELECTION OF DIRECTORS

Our certificate of incorporation provides that the number of directors is fixed by resolution of the Board of Directors. The Board of Directors now consists of five directors, as set forth below, each of whom has consented to be nominated and to serve if elected. All of the director nominees served on the Board of Directors for all or a portion of this prior year and are standing for reelection.

Name	Age	Principal Occupation	Director Since
Jeffrey S. Ervin	44	Chief Executive Officer of IMAC	2018

Matthew C. Wallis, DC	48	President of IMAC	2018

Maurice E. Evans(1)(2)(3)	42	Principal of ELOS Sports and Entertainment, LLC	2020

Michael D. Pruitt(1)(2)	61	Chairman and CEO of Amergent Hospitality Group, Inc.	2020

Cary W. Sucoff(1)(3)	69	Manager of Equity Source Partners, LLC	2020

(1) Member of the Audit Committee.

(2) Member of the Compensation Committee.

(3) Member of the Nominating and Governance Committee.

Unless you indicate otherwise, shares represented by executed proxies will be voted “FOR” the election as directors of the persons listed above. As of the date of this Proxy Statement, the Company has no reason to believe that any nominee will be unable to serve or for good cause will not serve as a director. However, if for any reason a nominee becomes unable to serve or for good cause will not serve if elected, the Nominating and Governance Committee may recommend, and the Board of Directors may propose, a substitute nominee(s) at the annual meeting and the proxies identified in the proxy card will vote to approve the election of the substitute nominee(s). If substitute nominees are proposed, we will, in full compliance with all applicable state and federal laws and regulations, file an amended proxy statement and proxy card that, as applicable, (1) identifies the substitute nominee(s), (2) discloses that such nominees have consented to being named in the revised proxy statement and to serve if elected and (3) includes the disclosure required by Item 7 of Schedule 14A with respect to such nominees.

Director Qualifications

The Board of Directors, acting through the Nominating and Governance Committee, is responsible for nominating a slate of director nominees that collectively have the complementary experience, qualifications, and skills and attributes to guide the Company and function effectively as a board. We believe that each of our nominees has the necessary professional experience to provide effective oversight of the Company’s business. We also believe each of our nominees has other attributes necessary to create an effective board, such as high personal and professional ethics, business and professional experience, integrity and values; practical wisdom and judgment; and a commitment to representing the long-term interests of all our stockholders. In addition to these attributes, in each individual’s biography set forth below, we have highlighted specific experience, qualifications, and skills that we believe qualify each individual to serve as a director of IMAC.

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Director Biographies

The following is a brief account of our directors’ business experience:

Jeffrey S. Ervin co-founded our company in March 2015 and serves as our Chief Executive Officer and a member of our Board of Directors. Mr. Ervin earned his M.B.A. from Vanderbilt University and has a history of working within strategic finance roles in the healthcare and high tech industries. Following his M.B.A., Mr. Ervin was the Senior Financial Analyst and Vice President of Finance for the Baptist Hospital System of Nashville from 2006 to September 2011, responsible for sourcing and managing direct investments to satisfy pension obligations. After these five years, Mr. Ervin joined Medicare.com parent Medx Publishing in October 2011 as the senior financial officer tasked with building administrative functions to satisfy rapid growth in the CMS education sector. During this time through March 2015, Medicare.com earned INC. 500 recognition and he was instrumental in the acquisition of Medicaid.com, which was sold to United Healthcare Group. Mr. Ervin was also responsible for the divestiture and ultimate sale of Medicare.com to eHealth Insurance.

As our Chief Executive Officer and a director, Mr. Ervin leads the Board and manages our company. Mr. Ervin brings extensive healthcare services industry knowledge and a deep background in growing early stage companies, mergers and acquisitions and capital market activities. His service as the Chief Executive Officer and a director creates a critical link between management and our Board of Directors.

Matthew C. Wallis, DC co-founded our company in March 2015 and serves as our President and a member of our Board of Directors. Dr. Wallis established the first Integrated Medicine and Chiropractic (IMAC) Regeneration Center in August 2000 and has led the Paducah, Kentucky center since then. Prior to establishing the first IMAC medical clinic, Dr. Wallis practiced as a licensed chiropractor in Kentucky. Previously, as our Chief Operating Officer, Dr. Wallis implemented consistent operating efficiencies for our sales, marketing and service delivery operations. Dr. Wallis received a Doctor of Chiropractic (DC) degree from Life University.

Dr. Wallis’ more than 20 years of experience in the healthcare services industry, day-to-day operational leadership of our initial Paducah, Kentucky medical clinic and in-depth knowledge of our company’s rehabilitative services make him well qualified as a member of the Board.

Maurice E. (Mo) Evans joined our Board of Directors in October 2020. Mr. Evans is a business leader, advisor, consultant, investor and speaker to businesses in the sports business vertical. He is the co-founder of ELOS Sports and Entertainment, LLC (“ELOS”), a provider of brand management services to athletes and businesses in the sports and entertainment industry. Mr. Evans has served as the principal of ELOS since 2014. Prior to that, from 2001 to 2012, he was a professional basketball player, including for the Washington Wizards, Atlanta Hawks, Orlando Magic, Los Angeles Lakers, Detroit Pistons and Sacramento Kings. He also served as Executive Vice President of the NBA Players Association from 2010 to 2013. Mr. Evans received a B.A. degree from the University of Texas at Austin.

Mr. Evans provides more than a decade of experience in leading and managing customer-centric personal service organizations such as the NBA Players Association and ELOS Sports and Entertainment, which is highly relevant to our business, making him well qualified as a member of our Board. He also brings to our company a unique perspective on how an athlete addresses a sports injury.

Michael D. Pruitt joined our Board of Directors in October 2020. He founded Avenel Financial Group, a boutique financial services firm concentrating on emerging technology company investments in 1999. In 2001, he formed Avenel Ventures, a technology investment and private venture capital firm. In February 2005, Mr. Pruitt formed Chanticleer Holdings, Inc., then a public holding company (now known as Sonnet BioTherapeutics Holdings, Inc.), and he served as Chairman of the Board of Directors and Chief Executive Officer until April 1, 2020, at which time the restaurant operations of Chanticleer Holdings were spun out into a new public entity, Amergent Hospitality Group, Inc., where Mr. Pruitt has served as its Chairman and Chief Executive Officer to date. Mr. Pruitt also served as a director on the board of Hooters of America, LLC from 2011 to 2019. Mr. Pruitt received a B.A. degree from Costal Carolina University. He currently sits on the Board of Visitors of the E. Craig Wall Sr. College of Business Administration, the Coastal Education Foundation Board, and the Athletic Committee of the Board of Trustees.

Mr. Pruitt’s over 15 years of day-to-day operational leadership and service as a board member at public companies Chanticleer Holdings and Amergent Hospitality Group make him well qualified as a member of the Board. He also brings transactional expertise in mergers and acquisitions and capital markets.

Cary W. Sucoff joined our Board of Directors in October 2020. Mr. Sucoff has more than 30 years of securities industry experience encompassing supervisory, banking and sales responsibilities. He has participated in the financing of hundreds of public and private companies. Since 2011, Mr. Sucoff has owned and operated Equity Source Partners LLC, an advisory and consulting firm. Mr. Sucoff currently serves on the board of directors of ContraFect Corporation, First Wave Technologies, Inc. and Galimedix Pharmaceuticals Inc. In addition, Mr. Sucoff currently serves as a consultant to Sapience Therapeutics. Mr. Sucoff is the past President of New England Law | Boston, has been a member of its Board of Trustees for over 25 years and is the current Chairman of its Endowment Committee. Mr. Sucoff received a B.A. degree from the State University of New York at Binghamton and a J.D. from New England School of Law, where he was managing editor of the Law Review and graduated magna cum laude. He has been a member of the Bar of the State of New York (now retired) since 1978.

Mr. Sucoff demonstrates knowledge of our company’s business due to his many years of experience as an investor, consultant and board member with a range of companies in the healthcare industry, making his input invaluable to the board’s discussion of our growth and expansion strategy. He also brings experience in corporate controls and governance as a lawyer.

Board Recommendation

The Board of Directors unanimously recommends a vote on the proxy card “FOR” the election each of the directors listed above.

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PROPOSAL 2:

APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 60,000,000 SHARES

The Board of Directors has unanimously approved an amendment to the Company’s certificate of incorporation which would increase the total authorized number of shares of the Company’s common stock to 60,000,000 shares from 30,000,000 shares.

The amendment to the certificate of incorporation will increase the authorized common stock by amending and restating Section 4.1 of Article IV of the certificate of incorporation, so that, as amended, it will read as follows:

“The aggregate number of shares of capital stock that the Corporation is authorized to issue is Sixty-Five Million (65,000,000), of which Sixty Million (60,000,000) shares are common stock having a par value of $0.001 per share (the “Common Stock), and Five Million (5,000,000) shares are preferred stock having a par value of $0.001 per share (the “Preferred Stock”).

The certificate of amendment will only become effective if the Company’s stockholders holding a majority of the outstanding common stock approve it.

As of the Record Date, the authorized capital stock of the Company included 30,000,000 shares of common stock and 5,000,000 shares of preferred stock. The number of shares of preferred stock will not be changed by the certificate of amendment. As of the Record Date:

●	26,485,167 shares of common stock were outstanding,

●	395,302 shares of common stock were reserved for issuance upon exercise of outstanding stock options,

●	101,750 time-based restricted stock units were outstanding, and

●	1,628,531 shares of common stock were reserved for issuance upon exercise of outstanding warrants.

Accordingly, as of the Record Date, an aggregate of 28,610,750 shares of common stock, out of 30,000,000 shares authorized, were outstanding or reserved for issuance, leaving only 1,389,250 shares available for future issuance.

The increase in the authorized shares of our common stock is intended to provide our Board of Directors with authority, without further action of the stockholders, to issue the additional shares of common stock from time to time as the Board of Directors deems necessary. The Board of Directors believes it is in the stockholders’ interest for the Company to have the ability to issue such additional shares of common stock from time to time to provide flexibility in addressing the strategic and liquidity needs of the Company, including but not limited to shelf registrations and acquisitions of businesses.

The increase in the authorized number of shares of common stock may also deter unwanted takeovers, in that additional shares could be issued (according to the parameters of applicable law) in one or more transactions that could make an unwanted change of control more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with management could have the effect of making it more difficult to remove current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The subsequent issuance of additional common stock could result in dilution of net income per share and book value per share and the dilution of the voting rights of the common stock. The Board is not aware of any attempt, or contemplated attempt, of a hostile takeover of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device. Although we are seeking stockholder approval for the increase in the number of our authorized shares of common stock, we have no present intention to issue a material number of these shares in a financing transaction or business combination.

This amendment, if approved, would become effective upon the filing of a certificate of amendment with the Secretary of State of the State of Delaware, which the Company expects to accomplish as soon as practicable after the approval is obtained.

Vote Required

The proposal to approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock will be approved upon the affirmative vote of a majority of the outstanding shares of common stock. Abstentions will have the same effect as a vote “against” this proposal. We believe that this proposal is a “routine” matter, and as such, brokers may vote on this proposal in their discretion if they do not receive voting instructions from the beneficial owner, and the failure to give your broker voting instructions would not prevent your shares from being voted in favor of this proposal. However, if the proposal is deemed to be “non-routine,” a broker non-vote will have the same effect as a vote against the proposal.

Board Recommendation

The Board of Directors unanimously recommends a vote on the proxy card “FOR” the amendment to the Company’s certificate of incorporation to increase the number of authorized shares of common stock.

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PROPOSAL 3:

AMENDMENT TO 2018 INCENTIVE COMPENSATION PLAN

General

Our Board of Directors has approved an amendment (the “Amendment”) to our 2018 Incentive Compensation Plan (the “2018 Plan”). If approved by our stockholders, the Amendment would increase the number of shares reserved for issuance under the 2018 Plan by 1,000,000 shares. The Amendment is attached hereto as Appendix A.

The Amendment is intended to provide continued aid to the Company and its affiliates in recruiting and retaining key employees, directors or consultants (the “Participants”) of outstanding ability and to motivate such employees, directors or consultants to exert their best efforts on behalf of the Company and its affiliates by providing incentives through the granting of Awards (as defined below). If our stockholders do not approve the Amendment, the number of shares reserved for issuance would become inadequate to grant equity-based incentive awards to our employees, directors and officers as we currently do, which we believe is necessary to continue recruiting, retaining and motivating high-performing, revenue-generating and client-facing individuals to achieve our objectives and therefore in the best interests of our stockholders.

As of the Record Date, the closing price of our common stock on the Nasdaq Capital Market was $0.82 per share.

Description of the 2018 Plan

Under the 2018 Plan, adopted by our Board of Directors and holders of a majority of our outstanding shares of common stock in May 2018, 1,000,000 shares of common stock (subject to certain adjustments) are reserved for issuance upon exercise of stock options and grants of other equity awards (collectively, “Awards”). The 2018 Plan provides for the grant of incentive stock options (“ISOs”), non-qualified stock options “NSOs”, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance-based stock awards, other forms of equity compensation and performance cash awards. ISOs may be granted only to employees. All other awards may be granted to employees, including officers, and to the Company’s non-employee directors and consultants, and affiliates.

The 2018 Plan is designed to serve as an incentive for attracting and retaining qualified and motivated Participants. The compensation committee of our Board of Directors administers and interprets the 2018 Plan and is authorized to grant stock options and other equity awards thereunder to all eligible employees of our company, including non-employee consultants to our company and directors. If approved, the Amendment would reserve an additional 1,000,000 shares for issuance.

The 2018 Plan provides for the granting of “incentive stock options” (as defined in Section 422 of the Code), non-statutory stock options, stock appreciation rights, shares of restricted stock, restricted stock units, deferred stock, dividend equivalents, bonus stock and awards in lieu of cash compensation, other stock-based awards and performance awards. Options may be granted under the 2018 Plan on such terms and at such prices as determined by the compensation committee of the Board of Directors, except that the per share exercise price of the stock options cannot be less than the fair market value of our common stock on the date of grant. Each option will be exercisable after the period or periods specified in the stock option agreement, but all stock options must be exercised within ten years from the date of grant. Options granted under the 2018 Plan are not transferable other than by will or by the laws of descent and distribution. The compensation committee of the Board of Directors has the authority to amend or terminate the 2018 Plan, provided that no amendment shall be made without stockholder approval if such stockholder approval is necessary to comply with any tax or regulatory requirement. Unless terminated sooner, the 2018 Plan will terminate ten years from its effective date.

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Administration of the 2018 Plan

The 2018 Plan is administered by the Compensation Committee of the Board, which may delegate its duties and powers in whole or in part to any subcommittee thereof consisting solely of at least two individuals who are each “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code (the “Committee”).

The Committee has the power and authority to make grants of Awards to eligible persons under the 2018 Plan, including the selection of such recipients, the determination of the size of the grant, and the determination of the terms and conditions, not inconsistent with the terms of the 2018 Plan.

The Committee also has the authority, in its discretion, to prescribe, amend and rescind the administrative rules, guidelines and practices governing the 2018 Plan as it shall from time to time deem advisable. The Committee may construe and interpret the terms of the 2018 Plan and any Awards issued under the 2018 Plan and any agreements relating thereto and otherwise supervise the administration of the 2018 Plan. In addition, the Committee may modify or amend Awards granted under the 2018 Plan. All decisions made by the Committee pursuant to the provisions of the 2018 Plan are final and binding on all persons, including the Company and all Participants.

Eligibility

Employees and directors of, and consultants providing services to, the Company or its affiliates are eligible to receive Awards as Participants under the 2018 Plan. The Committee selects from among the eligible Participants under the 2018 Plan, from time to time in its sole discretion, to grant Awards, and the Committee determines the number of shares covered by each grant, consistent with the terms of the 2018 Plan. There are currently three persons who are eligible to be Participants, which include directors, executive officers, employees and contractors.

Transferability

Unless otherwise determined by the Committee, Awards are not transferable or assignable other than by will or by the laws of descent and distribution; provided that any transferees are subject to the terms and conditions of the Award.

Effect of Certain Corporate Transactions

In the event of any change in the outstanding shares of common stock by reason of any common stock dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination, or transaction or exchange of shares of common stock or other corporate exchange, or any distribution to the holders of common stock (other than regular cash dividends) or any transaction similar to the foregoing, the Committee, without liability to any person, shall make such substitution or adjustment, if any, as it deems to be equitable, as to (i) the number and kind of shares of common stock which may be delivered in connection with Awards granted thereafter, (ii) the number and kind of shares of common stock subject to or deliverable in respect of outstanding Awards, (iii) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, or (iv) any other aspect of any Award that the Committee determines to be appropriate.

In the event of a Change in Control, the Committee may provide for (i) the continuation of the outstanding Awards by the Company, if the Company is a surviving corporation, (ii) the assumption or substitution for the outstanding Awards by the surviving corporation or its parent or subsidiary, (iii) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (iv) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards.

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Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2018 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options. All of the shares of common stock authorized for grant under the 2018 Plan may be granted in the form of ISOs. The grant of an ISO will not result in any immediate tax consequences to the Company or the Participant. In addition, a Participant will not recognize taxable income, and we will not be entitled to any deduction, upon the exercise of an ISO while the Participant is an employee or within three months following termination of employment (longer in the case of death). In such event, the excess of the fair market value of the shares of common stock acquired over the option price will be includible in the Participant’s alternative minimum taxable income for the year of exercise for purposes of the alternative minimum tax. If the Participant does not dispose of the shares of common stock acquired within one year after their receipt (and within two years after the option was granted), gain or loss recognized on the subsequent disposition of the shares will be treated as long-term capital gain or loss. Capital losses of individuals are deductible only against capital gains and a limited amount of taxable ordinary income. In the event of an earlier disposition, the Participant will recognize taxable ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the option price; or (ii) if the disposition is a taxable sale or exchange, the amount of any gain realized. Any additional gain to the Participant will be treated as capital gain, long-term or short-term, depending on how long the shares have been held. Upon such a disqualifying disposition, we will be entitled to a deduction in the same amount and at the same time as the Participant recognizes such taxable ordinary income, subject to the limitations of Section 162(m) of the Internal Revenue Code.

Nonqualified Stock Options. A Participant will generally recognize no taxable income as the result of receiving a NSO. Upon exercise of a NSO, an individual normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the determination date (as defined below). If the Participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The “determination date” is the date on which the option is exercised. Upon the sale of stock acquired by the exercise of a NSO, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. No tax deduction is available to the Company with respect to the grant of a NSO or the sale of the stock acquired pursuant to such grant. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the Participant as a result of the exercise of a NSO, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code.

Stock Appreciation Rights. In general, no taxable income is reportable when a stock appreciation right is granted to a Participant. Upon exercise, the Participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares of our common stock received. Any additional gain or loss recognized upon any later disposition of any shares received would be capital gain or loss.

Restricted Stock. If a Participant is awarded or purchases restricted shares, he or she normally does not have ordinary income equal to the excess of the fair market value of the shares at the time over the purchase price, if any.

The Participant may make an election under Section 83(b) of the Internal Revenue Code to be taxed on restricted stock at the time it is acquired rather than later, when the substantial risk of forfeiture lapses. The so-called “83(b) election” must be made not later than 30 days after the transfer of the shares to the Participant and must satisfy certain other requirements. If the Participant makes an effective 83(b) election, he or she will realize ordinary income equal to the fair market value of the shares as of the time of acquisition, less any price paid for the shares. Fair market value for this purpose is to be determined without regard to the forfeiture restrictions. If he or she makes an effective 83(b) election, no additional income will result by reason of the lapsing of the restrictions.

For purposes of determining capital gain or loss on a sale of shares awarded under the 2018 Plan, the holding period in the shares begins when the Participant realizes taxable income with respect to the transfer. The tax basis in the shares equals the amount paid for the shares plus any income realized with respect to the transfer. However, if the Participant makes an effective 83(b) election in connection with an Award or purchase of stock subject to a substantial risk of forfeiture and later forfeits the shares, the tax loss realized as a result of the forfeiture is limited to the excess of what he or she paid for the shares (if anything) over the amount (if any) reimbursed in connection with the forfeiture.

Stock Units. An Award of stock units does not itself result in taxable income. When the Participant actually acquires the shares of stock, unless the shares are restricted, he or she will have ordinary income equal to the value of the shares at that time. If the shares delivered are restricted for tax purposes, the Participant will instead be subject at that time to the rules described above for restricted stock.

Aggregate Past Grants Under the 2018 Plan

As of the Record Date, 395,302 shares of our common stock have been granted and remain outstanding, and 54,836 shares of our common stock remain available to be granted under the 2018 Plan.

Board Recommendation

The Board of Directors unanimously recommends a vote on the proxy card “FOR” the amendment to the Company’s 2018 Incentive Compensation Plan to increase the number of shares reserved for issuance thereunder by 1,000,000 shares.

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PROPOSAL 4:

RATIFICATION OF APPOINTMENT OF CHERRY BEKAERT LLP AS AUDITORS FOR 2022

On August 27, 2021, we engaged Cherry Bekaert LLP (“Cherry Bekaert”) to replace our prior auditor, Daszkal Bolton LLP (“Daszkal Bolton”). The change in auditor was not the result of any disagreements with Daszkal Bolton. The change of auditor was unanimously approved by our Board of Directors.

If this proposal is not approved at the annual meeting, our Audit Committee will reconsider the selection of Cherry Bekaert for the ensuing year, but may determine that continued retention of Cherry Bekaert is in our company’s and our stockholders’ best interests. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our company’s and our stockholders’ best interests. See “Audit Fees” below for further information.

We expect representatives of Cherry Bekaert to be present telephonically at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

Board Recommendation

Our Board of Directors unanimously recommends that our stockholders vote “FOR” ratification of the appointment of Cherry Bekaert as our independent registered public accounting firm for our year ending December 31, 2022 on the proxy card.

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PROPOSAL 5:

ADVISORY, NON-BINDING VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Section 14A of the Exchange Act requires that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC.

Our compensation programs are designed to effectively align our executives’ interests with the interests of our stockholders by focusing on long-term equity incentives that correlate with the growth of sustainable long-term value for our stockholders. Stockholders are urged to read the section titled “Executive Compensation” in this Proxy Statement, which discusses how our executive compensation policies and practices implement our compensation philosophy and contains tabular information and narrative discussion about the compensation of our named executive officers. Our Compensation Committee believes that the objectives of our executive compensation program, as they relate to our named executive officers, are appropriate for a company of our size and stage of development and that our compensation policies and practices help meet those objectives. In addition, our Compensation Committee believes that our executive compensation program, as it relates to our named executive officers, achieves an appropriate balance between fixed compensation and variable incentive compensation. Our Board of Directors and our Compensation Committee believe that our policies and practices are effective in implementing our compensation philosophy and in achieving our compensation program goal. Accordingly, we are asking our stockholders to approve the compensation of our named executive officers.

The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our named executive officers, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC.

Based on the above, we request that stockholders indicate their support, on a non-binding advisory basis, for the compensation of our named executive officers as described in this Proxy Statement by voting “FOR” the following resolution:

“RESOLVED, that the stockholders of IMAC Holdings, Inc. approve, on an advisory basis, the compensation paid to IMAC Holdings, Inc.’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Executive Compensation section, the compensation tables and the narrative discussion in IMAC Holdings, Inc.’s 2022 proxy statement.”

As an advisory vote, this proposal 4 is non-binding. Although the vote is non-binding, our Board of Directors and our Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

Board Recommendation

The Board of Directors unanimously recommends a vote “FOR” the approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in this Proxy Statement.

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CORPORATE GOVERNANCE

Board Leadership

Jeffrey S. Ervin serves as Chairman of the Board and Chief Executive Officer. As Chairman, Mr. Ervin leads the Board of Directors in its discussions. As Chief Executive Officer, Mr. Ervin responsible for implementing the Company’s strategic and operating objectives and day-to-day decision-making related to such implementation.

The Board of Directors currently has three standing committees (audit, compensation, and nominating and governance) that are chaired and composed entirely of directors who are independent under Nasdaq and SEC rules. Given the role and scope of authority of these committees, and that a majority of the Board of Directors is composed of independent directors, the Board of Directors believes that its leadership structure is appropriate. We select directors as members of these committees with the expectation that they will be free of relationships that might interfere with the exercise of independent judgement.

Our Board of Directors is our Company’s ultimate decision-making body, except with respect to those matters reserved to the stockholders. Our Board of Directors selects our senior management team, which is charged with the conduct of our business. Our Board of Directors acts as an advisor and counselor to senior management and oversees its performance.

Board Composition

Our business and affairs are managed under the direction of our Board of Directors. The number of directors is determined by our board of directors, subject to the terms of our certificate of incorporation and bylaws. Our board of directors currently consists of five members, three of whom are independent directors.

Director Independence

Our common stock and warrants are listed for trading on The Nasdaq Capital Market. Under Rule 5605(a)(2) of the Nasdaq listing rules, independent directors must comprise a majority of a listed company’s board of directors. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and governance committees must be independent. Under Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (i) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (ii) be an affiliated person of the listed company or any of its subsidiaries.

Our Board of Directors undertook a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, our Board of Directors has determined that Messrs. Evans, Pruitt and Sucoff, representing a majority of our directors, do not have any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under Nasdaq rules. In making these determinations, our Board of Directors considered the relationships that each non-employee director has with the Company, all transactions in which the Company and any non-employee director had any interest, and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director.

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The independent directors meet as often as necessary to fulfill their responsibilities, including meeting at least twice annually in executive session without the presence of non-independent directors and management.

Code of Ethics

We have adopted a Code of Business Ethics and Conduct (“Ethics Code”) that applies to all our officers, directors, employees, and contractors. The Ethics Code contains general guidelines for conducting our business consistent with the highest standards of business ethics and compliance with applicable law, and is intended to qualify as a “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and Item 406 of Regulation S-K. Day-to-day compliance with the Ethics Code is overseen by the Company compliance officer appointed by our Board of Directors. If we make any substantive amendments to the Ethics Code or grant any waiver from a provision of the Ethics Code to any director or executive officer, we will promptly disclose the nature of the amendment or waiver on our website at https://ir.imacregeneration.com.

Board of Directors Meetings

There were eight meetings of the Board of Directors in 2021. All directors attended all meetings of the Board of Directors either in-person or telephonically.

Board Committees

Our Board of Directors has three standing committees: an audit committee, a compensation committee and a nominating and governance committee. Under Nasdaq rules, the membership of the audit committee is required to consist entirely of independent directors. The following is a brief description of our committees.

Audit committee. In accordance with our audit committee charter, our audit committee oversees our corporate accounting and financial reporting processes and our internal controls over financial reporting; evaluates the independent public accounting firm’s qualifications, independence and performance; engages and provides for the compensation of the independent public accounting firm; approves the retention of the independent public accounting firm to perform any proposed permissible non-audit services; reviews our consolidated financial statements; reviews our critical accounting policies and estimates and internal controls over financial reporting; and discusses with management and the independent registered public accounting firm the results of the annual audit and the reviews of our quarterly consolidated financial statements. We believe that our audit committee members meet the requirements for financial literacy under the current requirements of the Sarbanes-Oxley Act, Nasdaq and SEC rules and regulations. In addition, the Board of Directors has determined that Michael D. Pruitt is qualified as an audit committee financial expert within the meaning of SEC regulations. We have made this determination based on information received by our Board of Directors, including questionnaires provided by the members of our audit committee. The audit committee is composed of Messrs. Pruitt (Chairman), Evans and Sucoff.

Compensation committee. In accordance with our compensation committee charter, our compensation committee reviews and recommends policies relating to compensation and benefits of our officers and employees, including reviewing and approving corporate goals and objectives relevant to compensation of the Chief Executive Officer and other senior officers, evaluating the performance of these officers in light of those goals and objectives and setting compensation of these officers based on such evaluations. The compensation committee also administers the issuance of stock options and other awards under our equity-based incentive plans. We believe that the composition of our compensation committee meets the requirements for independence under, and the functioning of our compensation committee complies with, any applicable requirements of the Sarbanes-Oxley Act, Nasdaq and SEC rules and regulations. We intend to comply with future requirements to the extent they become applicable to us. The compensation committee is composed of Messrs. Evans (Chairman) and Pruitt.

Nominating and governance committee. In accordance with our nominating and governance committee charter, our nominating and governance committee recommends to the Board of Directors nominees for election as directors, and meets as necessary to review director candidates and nominees for election as directors; recommends members for each committee of the Board of Directors; oversee corporate governance standards and compliance with applicable listing and regulatory requirements; develops and recommends to the Board of Directors governance principles applicable to the Company; and oversee the evaluation of the Board of Directors and its committees. We believe that the composition of our nominating and governance committee meets the requirements for independence under, and the functioning of our compensation committee complies with, any applicable requirements of the Sarbanes-Oxley Act, Nasdaq and SEC rules and regulations. We intend to comply with future requirements to the extent they become applicable to us. The nominating and governance committee is composed of Messrs. Sucoff (Chairman) and Evans.

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Compensation Committee Interlocks and Insider Participation

None of the members of our compensation committee is an executive officer or employee of our company. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or compensation committee.

Limitations on Director and Officer Liability and Indemnification

Our certificate of incorporation limits the liability of our directors to the maximum extent permitted by Delaware law. Delaware law provides that directors of a corporation will not be personally liable for monetary damages for breach of their fiduciary duties as directors, except liability for:

●	any breach of their duty of loyalty to the corporation or its stockholders;

●	acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

●	unlawful payments of dividends or unlawful stock repurchases or redemptions; or

●	any transaction from which the director derived an improper personal benefit.

Our certificate of incorporation and our bylaws provide that we are required to indemnify our directors and officers, in each case to the fullest extent permitted by Delaware law. Any repeal of or modification to our certificate of incorporation and our bylaws may not adversely affect any right or protection of a director or officer for or with respect to any acts or omissions of such director or officer occurring prior to such amendment or repeal. Our bylaws will also provide that we shall advance expenses incurred by a director or officer in advance of the final disposition of any action or proceeding, and permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in connection with their services to us, regardless of whether our bylaws permit such indemnification.

We have entered into separate indemnification agreements with our directors and executive officers, in addition to the indemnification provided for in our bylaws. These agreements, among other things, provide that we will indemnify our directors and executive officers for certain expenses (including attorneys’ fees), judgments, fines, penalties and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of such person’s services as one of our directors or executive officers, or any other company or enterprise to which the person provides services at our request. We believe that these provisions and agreements are necessary to attract and retain qualified persons as directors and executive officers.

The limitation of liability and indemnification provisions that are contained in our certificate of incorporation and our bylaws may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and other stockholders. Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions. There is no pending litigation or proceeding involving one of our directors or executive officers as to which indemnification is required or permitted, and we are not aware of any threatened litigation or proceeding that may result in a claim for indemnification.

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Board of Directors’ Role in Risk Oversight

Our Board of Directors, as a whole and also at the committee level, has an active role in managing enterprise risk. The members of our Board of Directors participate in our risk oversight assessment by receiving regular reports from members of senior management and the Company compliance officer appointed by our Board of Directors on areas of material risk to us, including operational, financial, legal and regulatory, and strategic and reputational risks. The compensation committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. The audit committee oversees management of financial risks, as well as our policies with respect to risk assessment and risk management. The nominating and governance committee manages risks associated with the independence of our Board of Directors and potential conflicts of interest. Members of the management team report directly to our Board of Directors or the appropriate committee. The directors then use this information to understand, identify, manage, and mitigate risk. Once a committee has considered the reports from management, the chairperson will report on the matter to our full Board of Directors at the next meeting of the Board of Directors, or sooner if deemed necessary. This enables our Board of Directors and its committees to effectively carry out its risk oversight role.

Communications with our Board of Directors

Any stockholder may send correspondence to our Board of Directors, c/o IMAC Holdings, Inc., 1605 Westgate Circle, Brentwood, Tennessee 37027 and our telephone number is (844) 266-IMAC (4622). Our management will review all correspondence addressed to our Board of Directors, or any individual director, and forward all such communications to our Board of Directors or the appropriate director prior to the next regularly scheduled meeting of our Board of Directors following the receipt of the communication, unless the Corporate Secretary decides the communication is more suitably directed to Company management and forwards the communication to Company management. Our management will summarize all stockholder correspondence directed to our Board of Directors that is not forwarded to our Board of Directors and will make such correspondence available to our Board of Directors for its review at the request of any member of our Board of Directors.

Indebtedness of Directors and Executive Officers

None of our directors or executive officers or their respective associates or affiliates is currently indebted to us.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires our executive officers, directors and holders of more than 10% of our equity securities to file reports of ownership and changes in ownership of our securities (Forms 3, 4 and 5) with the SEC. To the best of our knowledge, based solely on a review of the Section 16(a) reports and written statements from executive officers and directors, for the year ended December 31, 2021, all required reports of executive officers, directors and holders of more than 10% of our equity securities were filed on time, except for any such reports which may have been filed late due to administrative delays.

Family Relationships

There are no family relationships among our directors and executive officers.

Director Attendance at Annual Meetings

Our Board of Directors encourages director attendance at our annual meetings of stockholders.

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Policies and Procedures for Transactions with Related Persons

Our Board of Directors has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. Related persons include any executive officer, director or a holder of more than 5% of our common stock, including any of their immediate family members and any entity owned or controlled by such persons. Related person transactions refers to any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which (i) we were or are to be a participant, (ii) the amount involved exceeds $120,000, and (iii) a related person had or will have a direct or indirect material interest. Related person transactions include, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness, and employment by us of a related person, in each case subject to certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act.

The policy provides that in any related person transaction, our audit committee and Board of Directors will consider all of the available material facts and circumstances of the transaction, including: the direct and indirect interests of the related persons; in the event the related person is a director (or immediate family member of a director or an entity with which a director is affiliated), the impact that the transaction will have on a director’s independence; the risks, costs and benefits of the transaction to us; and whether any alternative transactions or sources for comparable services or products are available. After considering all such facts and circumstances, our audit committee and Board of Directors will determine whether approval or ratification of the related person transaction is in our best interests. For example, if our audit committee determines that the proposed terms of a related person transaction are reasonable and at least as favorable as could have been obtained from unrelated third parties, it will recommend to our Board of Directors that such transaction be approved or ratified. In addition, if a related person transaction will compromise the independence of one of our directors, our audit committee may recommend that our Board of Directors reject the transaction if it could affect our ability to comply with securities laws and regulations or Nasdaq listing requirements.

Related Party Transactions

On June 1, 2018, we entered into a note payable to the Edward S. Bredniak Revocable Trust, the trustee of which is Edward S. Bredniak, a former director of our company, in the amount of up to $2,000,000. An existing note payable with this entity with an outstanding balance of $379,675.60 was combined into a new note payable. The note carried an interest rate of 10% per annum and all outstanding balances were due and payable 13 months after the closing of this offering. On June 28, 2019, we entered into an amendment to this note (the “Amendment”). Among other things, the Amendment provided for the extension of the maturity of the note to January 5, 2021, reduced the principal amount of the note from $2,000,000 to $1,750,000, corrected the name of the lender under the note from The Edward S. Bredniak Revocable Trust u/a dated 8/14/2015 to Edward S. Bredniak, and provided for the payment of any outstanding amounts under the note which exceed $1,750,000 as of the date of the Amendment. The proceeds of this note were used to satisfy ongoing working capital needs, expenses related to the preparation for our initial public offering, equipment and construction costs related to new clinic locations, and potential business combination and transaction expenses. In November 2020, we entered into an amendment to this note (the “Amendment 2.0”) that provided for the extension of the maturity of the note to January 5, 2022. In March 2021, we paid this note in full.

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AUDIT FEES

As described above, we have appointed Cherry Bekaert to serve as our independent registered public accounting firm for the fiscal year ended December 31, 2021. Daszkal Bolton LLP has served as our independent registered public accounting firm since 2019.

If this proposal is not approved at the annual meeting, our Audit Committee will reconsider the selection of Cherry Bekaert for the ensuing year, but may determine that continued retention of Cherry Bekaert is in our company’s and our stockholders’ best interests. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our company’s and our stockholders’ best interests.

Previous Auditor

On August 26, 2021, we engaged Cherry Bekaert as our independent registered accounting firm for the fiscal year ended December 31, 2021.

The decision to change accountants was made by the Company’s board of directors. The Company’s historical financial statements contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that Daszkal Bolton’s report dated March 3, 2021, relating to its audits of the consolidated financial statements of the Company at and for the years ended December 31, 2020 and 2019, which appears in the Company’s Annual Report on Form 10-K filed with the SEC on March 4, 2021, contains an explanatory paragraph regarding the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years and the subsequent interim period preceding Daszkal Bolton’s dismissal, there were: (i) no “disagreements” (within the meaning of Item 304(a) of Regulation S-K) with Daszkal Bolton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Daszkal Bolton, would have caused it to make reference to the subject matter of the disagreements in its report on the consolidated financial statements of the Company; and (ii) no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

During the Company’s two most recent fiscal years and the subsequent interim period preceding Cherry Bekaert’s engagement, neither the Company nor anyone on its behalf consulted Cherry Bekaert regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that Cherry Bekaert concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” or “reportable event” (within the meaning of Item 304(a) of Regulation S-K and Item 304(a)(1)(v) of Regulation S-K, respectively). In approving the selection of Cherry Bekaert as the Company’s independent registered public accounting firm, the Company’s board of directors considered all relevant factors, including that no non-audit services were previously provided by Cherry Bekaert to the Company. The Company’s board of directors also considered the location of Cherry Bekaert’s offices in proximity to the Company’s principal offices.

Audit and Other Fees

The following table sets forth, except as otherwise indicated, fees (including expenses) for Cherry Bekaert’s services in 2021 and Daszkal Bolton’s services in 2020:

	Year ended	Year ended
Type of Fees	December 31, 2021	December 31, 2020
Audit fees	$167,145	$149,000
Audit related fees	24,230	27,750
Tax fees	-	8,000
Total	$191,375	$184,750

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Types of Fees Explanation

Audit Fees. Audit fees were incurred for accounting services rendered for the audit of our consolidated financial statements for the years ended December 31, 2021 and 2020 and reviews of quarterly consolidated financial statements.

Audit Related Fees. We incurred fees in connection with accounting reviews for Form-3 Comfort Letters to Underwriters and technical consultations.

Audit Committee Pre-Approval of Services by Independent Registered Public Accounting Firm

Section 10A(i)(1) of the Exchange Act and related SEC rules require that all auditing and permissible non-audit services to be performed by our principal accountants be approved in advance by the audit committee of the Board of Directors. Pursuant to Section 10A(i)(3) of the Exchange Act and related SEC rules, the audit committee has established procedures by which the Chairman of the audit committee may pre-approve such services provided that the pre-approval is detailed as to the particular service or category of services to be rendered and the Chairman reports the details of the services to the full audit committee at its next regularly scheduled meeting.

The audit committee has considered the services provided by Cherry Bekaert LLP as disclosed above in the captions “audit fees” and has concluded that such services are compatible with the independence of Cherry Bekaert LLP as our principal accountant.

Our Board of Directors has considered the nature and amount of fees billed by our independent auditors and believes that the provision of services for activities unrelated to the audit is compatible with maintaining our independent auditors’ independence.

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AUDIT COMMITTEE REPORT

As of the end of 2021, the Audit Committee consisted of three members of the Board of Directors of IMAC Holdings, Inc., each of whom was independent of the Company and its management, as defined in the NASDAQ Listing Rules. The Board of Directors has adopted, and periodically reviews, the audit committee charter. The charter specifies the scope of the audit committee’s responsibilities and how it carries out those responsibilities.

The audit committee reviews management’s procedures for the design, implementation, and maintenance of a comprehensive system of internal controls over financial reporting and disclosure controls and procedures focused on the accuracy of our financial statements and the integrity of our financial reporting systems. The audit committee provides the Board of Directors with the results of its examinations and recommendations and reports to the Board of Directors as it may deem necessary to make the Board of Directors aware of significant financial matters requiring the attention of the Board of Directors.

The audit committee does not conduct auditing reviews or procedures. The audit committee monitors management’s activities and discusses with management the appropriateness and sufficiency of our financial statements and system of internal control over financial reporting. Management has primary responsibility for the Company’s financial statements, the overall reporting process and our system of internal control over financial reporting. Our independent registered public accounting firm audits the financial statements prepared by management, expresses an opinion as to whether those financial statements fairly present our financial position, results of operations and cash flows in conformity with accounting principles generally accepted in the United States and discusses with the audit committee any issues they believe should be raised with us.

The audit committee reviews reports from our independent registered public accounting firm with respect to their annual audit and approves in advance all audit and non-audit services provided by our independent auditors in accordance with applicable regulatory requirements. The audit committee also considers, in advance of the provision of any non-audit services by our independent registered public accounting firm, whether the provision of such services is compatible with maintaining their independence.

In accordance with its responsibilities, the audit committee has reviewed and discussed with management the audited financial statements for the year ended December 31, 2021 and the process designed to achieve compliance with Section 404 of the Sarbanes-Oxley Act of 2002. The audit committee has also discussed with our independent registered public accounting firm, Cherry Bekaert, the matters required to be discussed by Auditing Standard No. 16, “Communications with audit committees” issued by the Public Company Accounting Oversight Board (“PCAOB”). The audit committee has received the written disclosures and letter from Cherry Bekaert required by applicable requirements of the PCAOB regarding the communications of Cherry Bekaert with the audit committee concerning independence, and has discussed with Cherry Bekaert its independence, including whether the provision by Cherry Bekaert of non-audit services, as applicable, is compatible with its independence.

Based on these reviews and discussions, the audit committee recommended to the Board of Directors that the Company’s audited financial statements for the year ended December 31, 2021 be included in Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

Audit Committee of the Board of Directors,

Michael D. Pruitt, Chairman
Maurice E. Evans
Cary W. Sucoff

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SECURITY OWNERSHIP

The following table sets forth information as of the Record Date regarding the beneficial ownership of our common stock by (i) each person we know to be the beneficial owner of 5% or more of our common stock, (ii) each of our current executive officers, (iii) each of our directors, and (iv) all of our current executive officers and directors as a group. Information with respect to beneficial ownership has been furnished by each director, executive officer or 5% or more stockholder, as the case may be. The address for all executive officers and directors is c/o IMAC Holdings, Inc., 1605 Westgate Circle, Brentwood, Tennessee 37027.

Percentage of beneficial ownership in the table below is calculated based on 26,485,167 shares of common stock outstanding as of the Record Date. Beneficial ownership is determined in accordance with the rules of the SEC, which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and includes shares of our common stock issuable pursuant to the exercise of stock options, warrants or other securities that are immediately exercisable or convertible or exercisable or convertible within 60 days of the Record Date. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

Name of Beneficial Owner	Shares Beneficially Owned	Percentage Beneficially Owned

Jeffrey S. Ervin(1)	333,900	1.3%

Matthew C. Wallis, DC	1,751,694	6.6%

Sheri Gardzina(2)	18,950	*

Maurice E. Evans(3)	242,122	*

Michael D. Pruitt	101,250	*

Cary W. Sucoff	100,000	*

Ben Lerner	100,000	*

Nantahala Capital Management, LLC(4)	2,392,094	9.0%

Alpha Capital Anstalt(5)	1,958,871	7.4%

All directors and executive officers as a group (7 persons)	2,647,916	10.0%

*	Less than 1% of outstanding shares.

(1)	Excludes 75,000 unvested time-based restricted stock units.

(2)	Includes 100 shares of common stock held by Ms. Gardzina’s spouse. Excludes 18,750 unvested time-based restricted stock units.

(3)	Includes 129,702 shares of common stock held of record by ELOS Sports and Entertainment, LLC (“ELOS”). Mr. Evans is the principal of ELOS and has sole voting and power with respect to the shares held by ELOS.

(4)	As reported in a Schedule 13G filed with the SEC on February 14, 2022.

(5)	As reported in a Schedule 13G filed with the SEC on January 19, 2022.

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MANAGEMENT

Officers of the Company

Our current executive officers are:

Name	Age	Position

Jeffrey S. Ervin	44	Chief Executive Officer and Director

Matthew C. Wallis, DC	48	President and Director

Ben Lerner	55	Chief Operating Officer

Sheri Gardzina, CPA	53	Chief Financial Officer

See “Proposal 1—Election of Directors” above for biographical information concerning Messrs. Ervin and Wallis.

Dr. Ben Lerner joined our company in February 2022 and serves as our Chief Operating Officer. Prior to joining IMAC, Dr. Lerner co-founded and served as the Chief Executive Officer of Maximized Living Inc., a national chiropractic consulting, franchising and lifestyle brand company, from 1999 to December 2016, when the company was sold. As its Chief Executive Officer, he managed five interconnected companies, opened more than 120 franchised locations with 500 licensees, and built and sustained a large supplement and spinal rehab equipment manufacturing business. Following that company’s sale, in January 2017 he founded and currently serves as the President and Chief Executive Officer of Ultimate Impact Group, a healthcare startup consisting of an amalgamation of several different companies, including Velocity Consulting and Coaching and Vitalleo Health, drawing upon his 25 years of experience in business, franchising, healthcare, real estate and product manufacturing. Dr. Lerner also currently serves as the Chief Investment Officer of CILA Labs, a technology incubator, which he joined in September 2020. Dr. Lerner has served as the chiropractor and wellness advisor for the U.S. World Wrestling, Weightlifting and Judo teams at multiple World Championships (1995, 1997-1999) and Olympic Games (1996, 2000, 2012, 2016). He is a two-time New York Times best-selling author who has written more than 20 books on health and wellness. He served as the chairman of global wellness for the Billion Soul Initiative (2003-2020), where his health curriculum has been translated into multiple languages. Dr. Lerner is a Doctor of Chiropractic and holds a bachelor’s degree in nutrition and a master’s degree in industrial and organizational psychology. He is currently completing a doctorate in business administration and management.

Sheri Gardzina, CPA joined our company in November 2017 and serves as our Chief Financial Officer. Prior to joining IMAC, Ms. Gardzina served as the controller or member of the accounting executive team of Smile Direct Club, LLC, a marketer of invisible aligners, from June 2016 to September 2017, Adoration Health, a home health and hospice company, from October 2015 to June 2016, Lattimore, Black, Morgan & Cain, an accounting and consulting firm where she provided temporary chief financial officer services to Peak Health Solutions, from August to September 2015, EB Employee Solutions, LLC, a healthcare self-insurance product developer, from May to December 2014, and Inspiris Inc., a start-up care management company sold to Optum, from November 2003 to May 2014. Ms. Gardzina started her career as an auditor with Ernst & Young, where she worked from October 1994 to August 1997. Ms. Gardzina earned a B.S. degree in business administration and finance from Purdue University and an M.S. in accountancy and M.B.A. from Northeastern University.

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EXECUTIVE COMPENSATION

In considering our executive compensation policies and practices, we seek to balance our interest in limiting operating expenses and minimizing stockholder dilution with our interest in using compensation to attract, retain and motivate employees. In reconciling these competing concerns, we strive to act in the long-term best interests of the Company and our stockholders. The elements of our executives’ total compensation are base salary, cash incentive awards, stock incentive awards, bonuses and other employee benefits.

The Compensation Committee of our Board of Directors has considered whether our executive compensation program creates risks that are reasonably likely to have a material adverse effect on the Company and has concluded that it does not. In reaching its conclusion, the Committee considered the Company’s strategic goals and operational practices and evaluated the design of its compensation programs to assess whether these programs foster a business environment that might drive inappropriate decision-making or behavior. The majority of our management’s cash compensation typically consists primarily of base salary, which we believe mitigates inappropriate or excessive risk-taking that could harm stockholder value. To the extent that executives receive equity incentive awards, historically such awards have been long-term awards that were intended to align executives’ interests with those of our stockholders.

Summary Compensation Table

The following table sets forth summary compensation information for the following persons: (i) all persons serving as our principal executive officer during the years ended December 31, 2021 and 2020, and (ii) our two other most highly compensated executive officers who received compensation during the years ended December 31, 2021 and 2020 of at least $100,000 and who were executive officers on December 31, 2021 and 2020. We refer to these persons as our “named executive officers” in this prospectus. The following table includes all compensation earned by the named executive officers for the respective period, regardless of whether such amounts were actually paid during the period:

Name and Position	Years	Salary	Bonus	Stock Awards	Option Awards	Non-equity Incentive Plan Comp	Non-qualified Deferred Comp	All Other Comp.	Total
Jeffrey S. Ervin,	2021	$327,690	50,000	-	-	-	-	-	$377,690
Chief Executive Officer	2020	$253,291	-	-	-	-	-	-	$253,291

Matthew C. Wallis, DC,	2021	$289,831	-	-	-	-	-	-	$289,831
President	2020	$254,177	-	-	-	-	-	-	$254,177

Sheri Gardzina,	2021	$242,320	12,500	-	-	-	-	-	$254,820
Chief Financial Officer	2020	$172,651	-	-	-	-	-	-	$172,651

Employment Agreements

We entered into employment agreements effective February 4, 2022 with Ben Lerner, October 1, 2018 with Sheri Gardzina and March 1, 2019 with each of Jeffrey S. Ervin and Matthew C. Wallis, DC. The employment agreements with each of Ms. Gardzina and Messrs. Ervin and Wallis extend for a term expiring on February 28, 2023 and the employment agreement for Dr. Lerner extends for a term expiring on February 21, 2025.

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Pursuant to their employment agreements, Messrs. Ervin and Wallis, Dr. Lerner and Ms. Gardzina have agreed to devote substantially all of their business time, attention and ability, to our business as our Chief Executive Officer, President, Chief Operating Officer and Chief Financial Officer, respectively. The employment agreements provide that Messrs. Ervin and Wallis will receive a base salary during the first year of the agreement at an annual rate of $240,000 and $240,000, respectively, for services rendered in such positions. Under the employment agreements for Messrs. Ervin and Wallis, their annual base salaries are each increased to $254,000, $267,000 and $280,000 during the second, third and fourth years of each agreement, respectively. Ms. Gardzina received a base salary at a rate of $150,000 per year through December 31, 2018, $160,000 for the period of January 1, 2019 through September 30, 2019 and $170,000 for the period of October 1, 2019 through September 30, 2020. In addition, each executive may be entitled to receive, at the sole discretion of our Board of Directors, cash bonuses based on the executive meeting and exceeding performance goals of the company. Each executive is entitled to participate in our 2018 Incentive Compensation Plan. We have also agreed to pay or reimburse each executive up to $100 per month for the business use of his personal cell phone. Effective April 5, 2021, Ms. Gardzina’s contract was extended to February 28, 2023 and the base salaries of all three executives were modified through the duration of their agreements, with Mr. Ervin’s annual salary amended to $350,000, Mr. Wallis’ annual salary amended to $300,000, and Ms. Gardzina’s annual salary amended to $250,000. The employment agreement, which was entered into as of February 4, 2022, provides that Dr. Lerner will receive a base salary during the first year of the agreement at a base rate of $300,000.

The employment agreements also provide for termination by us upon death or disability of the executive (defined as three aggregate months of incapacity during any 365-consecutive day period) or upon conviction of a felony crime of moral turpitude or a material breach of their obligations to us. In the event any of the employment agreements are terminated by us without cause, such executive will be entitled to compensation for the balance of the term.

In the event of a change of control of our company, Messrs. Ervin and Wallis and Dr. Lerner may terminate their employment within six months after such event and will be entitled to continue to be paid pursuant to the terms of their respective employment agreements.

The employment agreements also contain covenants (a) restricting the executive from engaging in any activities competitive with our business during the terms of such employment agreements and one year thereafter, (b) prohibiting the executive from disclosure of confidential information regarding us at any time and (c) confirming that all intellectual property developed by the executive and relating to our business constitutes our sole and exclusive property.

Grants of Plan-Based Awards

As of December 31, 2021, the Company had outstanding stock options to purchase 367,051 shares of its common stock which were granted during the second and third quarter of 2019 as non-qualified stock options to various employees of the Company. These options vest over a period of four years, with 25% vesting in May 2020 and the remaining 75% vesting in equal monthly installments over the following 36 months, are exercisable for a period of ten years, and enable the holders to purchase shares of the Company’s common stock at the exercise price of the respective award. The per-share fair values of these options are $1.87, based on Black-Scholes-Merton pricing model with the following assumptions: a volatility rate of 32.2%, risk free rate of 2.4% and the expected term of ten years.

On May 21, 2019, the Company granted an aggregate of 277,500 restricted stock units to certain employees, executives and members of the Board of Directors, the terms of which vest over various periods between the date of grant and four years following the date of grant. On August 13, 2019, 30,000 shares of common stock were issued pursuant to granted restricted stock units which had vested as of such date. On June 30, 2020, 56,875 shares of common stock were issued pursuant to granted restricted stock units which had vested.

On May 21, 2020, the Company granted 10,000 restricted stock units to former Board member Gerard M. Hayden, Jr., which vested immediately.

On October 31, 2020, the Company granted an aggregate of 300,000 restricted stock units to Board members, which vest in eight equal quarterly installments commencing on December 31, 2020 provided the Board member remains a director of the Company. The vesting schedule was amended on October 27, 2021 for the final 4 quarterly installments to vest January 1, 2022 instead of quarterly installments in 2022.

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On January 30, 2021, the Company granted an aggregate of 15,000 restricted stock units to non-executive staff and contractors with these restricted stock units vesting after one year.

Outstanding Equity Awards at December 31, 2021

No stock options or other equity awards were granted to any of our named executive officers during the year ended December 31, 2021. Mr. Ervin and Ms. Gardzina were awarded 150,000 and 37,500 restricted stock units and 150,000 and 37,500 stock options, respectively, during the year ended December 31, 2019.

The following table presents the outstanding equity awards held by each of the named executive officers as of the year ended December 31, 2021, including the value of the stock awards.

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units That Have Not Vested ($)
Jeffrey Ervin	5/21/2019	96,875	15,625	(1)	$4.04	5/21/2029	75,000	(2)	$85,500
Sheri Gardzina	5/21/2019	24,219	13,281	(1)	$4.04	5/21/2029	18,750	(2)	$21,375

(1)	Four-year vesting with a one year cliff and monthly thereafter
(2)	Four-year vesting with four equal annual installments

2018 Incentive Compensation Plan

As described above, the Company is seeking stockholder approval for the Amendment to the 2018 Plan. Under the 2018 Plan, adopted by our Board of Directors and holders of a majority of our outstanding shares of common stock in May 2018, 1,000,000 shares of common stock (subject to certain adjustments) are reserved for issuance upon exercise of stock options and grants of other equity awards. The 2018 Plan is designed to serve as an incentive for attracting and retaining qualified and motivated employees, officers, directors, consultants and other persons who provide services to us. The compensation committee of our Board of Directors administers and interprets the 2018 Plan and is authorized to grant stock options and other equity awards thereunder to all eligible employees of our company, including non-employee consultants to our company and directors.

The 2018 Plan provides for the granting of “incentive stock options” (as defined in Section 422 of the Code), non-qualified stock options, stock appreciation rights, shares of restricted stock, restricted stock units, deferred stock, dividend equivalents, bonus stock and awards in lieu of cash compensation, other stock-based awards and performance awards. Options may be granted under the 2018 Plan on such terms and at such prices as determined by the compensation committee of the Board of Directors, except that the per share exercise price of the stock options cannot be less than the fair market value of our common stock on the date of grant. Each option will be exercisable after the period or periods specified in the stock option agreement, but all stock options must be exercised within ten years from the date of grant. Options granted under the 2018 Plan are not transferable other than by will or by the laws of descent and distribution. The compensation committee of the Board of Directors has the authority to amend or terminate the 2018 Plan, provided that no amendment shall be made without stockholder approval if such stockholder approval is necessary to comply with any tax or regulatory requirement. Unless terminated sooner, the 2018 Plan will terminate ten years from its effective date.

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We believe that our compensation practices are competitive and consistent with market practices and that our use of equity compensation is an important driver of our success. Without the availability of the additional shares requested by this Amendment, the Company will be at a significant competitive disadvantage and we expect that the equity-based components of our compensation program would need to be supplemented with additional cash incentives which we believe may (1) not offer the same benefits with respect to stockholder alignment and (2) impact our efforts to preserve liquidity.

Equity Compensation Plan Summary

The following table provides information as of December 31, 2021 relating to our equity compensation plan:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Equity Grants	Weighted-Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Further Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)
Equity compensation plan approved by security holders (1)	367,051	$3.23	632,949
Equity compensation plans not approved by security holders	-	$-	-
Total	367,051	$3.23	632,949

(1)	Consists solely of the 2018 Incentive Compensation Plan.

Director Compensation

We compensate each non-employee director through annual equity grants and/or cash grants. Our Board of directors will review director compensation annually and adjust it according to then current market conditions and good business practices.

Non-Employee Director Compensation Table

The following table sets forth summary information concerning compensation paid or accrued for services rendered to us in all capacities to the non-employee members of our Board of Directors for the year ended December 31, 2021.

Name	Fees Paid in Cash	Stock Awards (1)	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Comp	Total
Maurice E. Evans	$38,833	$-	-	-	-	-	$38,833
Michael D. Pruitt	$38,833	$-	-	-	-	-	$38,833
Cary W. Sucoff	$38,833	$-	-	-	-	-	$38,833

(1)	Represents full fair value at grant date of RSUs granted to our directors, computed in accordance with FASB ASC Topic 718.

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ANNUAL REPORT

A copy of our Annual Report on Form 10-K for the year ended December 31, 2021 has been provided to all stockholders as of the Record Date. Stockholders are referred to the report for financial and other information about us, but such report is not incorporated in this Proxy Statement and is not a part of the proxy soliciting material.

We will provide without charge to any stockholder, as of the record date, copies of our Annual Report, upon written request delivered to our Corporate Secretary, at the Company’s offices at IMAC Holdings, Inc., 1605 Westgate Circle, Brentwood, Tennessee 37027.

By order of the Board of Directors,

Jeffrey S. Ervin Chairman of the Board and Chief Executive Officer
Brentwood, Tennessee May 16, 2022

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APPENDIX A

IMAC HOLDINGS, INC.

AMENDMENT TO 2018 INCENTIVE COMPENSATION PLAN

WHEREAS, in May 2018, IMAC Holdings, Inc.’s (the “Company”) 2018 Incentive Compensation Plan (the “Plan”) was adopted by the Company’s board of directors (the “Board”) and the holders of a majority of the Company’s outstanding shares of common stock; and

NOW, THEREFORE, the Board hereby amends the Plan, effective upon the approval by the Board and the Company’s shareholders in accordance with Section 10(e) of the Plan, to hereby delete Section 4(a) of the Plan in its entirety and substitute Section 4(a) with the following:

“4. Shares Subject to Plan.

(a) Limitation on Overall Number of Shares Available for Delivery Under Plan. Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be 2,000,000, all of which may be Incentive Stock Options. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.”

Adopted __________, 2022